Exhibit 10.1(a)

CONSENT

This CONSENT, dated as of December 5, 2003 (this “Consent”), is made in connection with that certain Credit and Guaranty Agreement dated as of March 19, 2003 (the “Credit Agreement”), by and among (a) Hexcel Corporation (“Hexcel”), (b) Hexcel Composites Limited (the “U.K. Borrower”), (c) Hexcel Composites GmbH & Co. KG (f/k/a Hexcel Composites GMBH (Austria)) (the “Austrian Borrower”), (d) Hexcel Composites GMBH (Germany) (the “German Borrower”, and together with Hexcel, the U.K. Borrower and the Austrian Borrower, collectively, the “Borrowers”), (e) the Guarantors named therein, (f) the lenders from time to time a party thereto (the “Lenders”), (g) Fleet Capital Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Fronting Bank, (h) Fleet National Bank, London U.K. branch, trading as FleetBoston Financial, as Fronting Bank and Issuing Bank, (i) Fleet National Bank, as Issuing Bank and (j) Fleet Securities, Inc., as Lead Arranger.  Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrowers have advised the Lenders and the Administrative Agent that the Borrowers desire to implement a restructuring transaction in connection with Hexcel’s French operations, which includes, among other things, (i) the creation of Hexcel Holdings Denmark ApS, a wholly-owned subsidiary of Hexcel (“Danish Holding”) and the transfer by Hexcel of its interest in Hexcel S.A. to Danish Holding in exchange for capital stock of Danish Holding and an intercompany note issued by Danish Holding to Hexcel (the “Danish Note”), (ii) the declaration by Hexcel S.A. of a dividend payable by the issuance of a French convertible debt security termed a “obligations remboursables en actions” (the “French ORA”) to Danish Holding, (iii) the discharge of the Danish Note in exchange for Danish Holding transferring its interest in the French ORA to Hexcel, and (iv) the making of interest payments on the French ORA from Hexcel S.A. to Hexcel, all as more fully described by Hexcel to the Lenders (collectively, the “French Restructuring”).

WHEREAS, the Lenders and the Administrative Agent are willing to consent to certain matters in connection with the French Restructuring, but only on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

§1.                               Consents.  Subject to the satisfaction of the conditions contained in §4 hereof, the Lenders and the Administrative Agent hereby consent to:

(a) the waiver of the requirement under the Loan Documents (including, without limitation, Section 7.15(b) of the Credit Agreement) that Danish Holding provide a first priority perfected pledge of the capital stock or other equity interests of Hexcel S.A. directly owned by it to the Administrative Agent; and

(b) the replacement of the existing Schedule 8.1 to the Credit Agreement with the new Schedule 8.1 attached hereto.

§2.                               Authorization of Lenders.  In connection with the French Restructuring, subject to the satisfaction of the conditions contained in §4 hereof, each Lender hereby authorizes the Administrative Agent to (i) execute, release and terminate its liens and security interests on the Capital Stock of Hexcel S.A. granted under the terms of the French Pledge, (ii) execute and deliver any releases and terminations necessary to evidence such releases and terminations, and (iii) execute such documents and to do such acts as shall be necessary to effect the release of its liens and security interests under the Security Documents.

§3.                               Covenant Concerning Danish Holding and the French Restructuring.  The Borrowers will not, and will not permit any of their Subsidiaries to, allow (a) Danish Holdings to have any voluntary Indebtedness (other than the Danish Note and other intercompany Indebtedness to the extent permitted by Section 8.1 of the Credit Agreement), or (b) any restriction on the ability of Hexcel Composites S.A., Hexcel Fabrics S.A. or Hexcel S.A. to pay or make dividends or distributions in cash or kind to Hexcel or its Subsidiaries, to make loans, advances or other payments of whatsoever nature to Hexcel or its Subsidiaries, or to make transfers or distributions of all or any part of its assets to Hexcel or its Subsidiaries, in each case consistent with the past practices of Hexcel or its Subsidiaries, other than restrictions described in Section 8.2.2(a)(iv) through Section 8.2.2(a)(viii) of the Credit Agreement.

§4.                               Conditions to Effectiveness.  The consents under the Credit Agreement herein shall become effective upon the receipt by the Administrative Agent of this Consent, in form and substance satisfactory to the Lenders, duly executed and delivered by each of the Borrowers, the Guarantors, the Lenders and the Administrative Agent and in full force and effect.

§4.                               No Other Modifications. Except as expressly set forth herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect without modification or waiver.

§5.                               Miscellaneous. This Consent may be executed in several counterparts and by each party on a separate counterpart each of which when executed there shall be an original and all of which together shall constitute one instrument.  Signatures to this Consent may be delivered by telecopier transmission.  This Consent shall be deemed a Loan Document under the Credit Agreement.

[Remainder of page intentionally left blank; signatures on next page]

IN WITNESS WHEREOF, each of the undersigned has caused this Consent to be executed as of the date first written above.

HEXCEL CORPORATION, as Borrower and as Guarantor

By:
Name:
Title:

HEXCEL COMPOSITES LIMITED, as Borrower

By:
Name:
Title:

HEXCEL COMPOSITES GMBH (GERMANY), as Borrower

By:
Name:
Title:

HEXCEL COMPOSITES GMBH & CO. KG (f/k/a Hexcel Composites GMBH (Austria)), as Borrower

By:
Name:
Title:

[Signature Page to Hexcel Consent]

HEXCEL POTTSVILLE CORPORATION, as Guarantor

By:
Name:
Title:

HEXCEL REINFORCEMENTS CORP. (f/k/a Clark-Schwebel Corporation), as Guarantor

By:
Name:
Title:

CLARK-SCHWEBEL HOLDING CORP., as Guarantor

By:
Name:
Title:

CS TECH-FAB HOLDING, INC., as Guarantor

By:
Name:
Title:

HEXCEL INTERNATIONAL, as Guarantor

By:
Name:
Title:

FLEET CAPITAL CORPORATION, individually, as Administrative Agent and as Fronting Bank

By:
Name:
Title:

FLEET NATIONAL BANK, London U.K. branch, trading as FleetBoston Financial, as Fronting Bank and Issuing Bank

By:
Name:
Title:

FLEET NATIONAL BANK, as Issuing Bank

By:
Name:
Title:

GENERAL ELECTRIC CAPITAL CORPORATION, individually, as Co- Collateral Agent and as Syndication Agent

By:
Name:
Title:

FOOTHILL CAPITAL CORPORATION, individually and as Documentation Agent

By:
Name:
Title:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually and as Documentation Agent

By:
Name:
Title:

Schedule 8.1

[Attach New Schedule 8.1 to Credit Agreement]